===============================================================================


                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  September 14, 2005


                                ----------------


                            Century Aluminum Company
             (Exact name of registrant as specified in its charter)



         Delaware                      0-27918                 13-3070826
(State or other jurisdiction    (Commission File Number)     (IRS Employer
     of Incorporation)                                     Identification No.)


              2511 Garden Road
            Building A, Suite 200
            Monterey, California                                 93940
    (Address of principal executive offices)                   (Zip Code)


                                 (831) 642-9300
              (Registrant's telephone number, including area code)


                                      N/A
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

===============================================================================

Item 7.01  Regulation FD Disclosure

     On September 14, 2005, Century Aluminum Company (the "Company") issued a press release that discussed the impact of recent storms, including Hurricane Katrina, on its Louisiana-and Jamaica based alumina and bauxite operations. The press release also disclosed a fuel-surcharge recently imposed under the electrical power contract at the Mt. Holly facility. A copy of the Company's press release is attached hereto as Exhibit 99.1.

     The information in this Form 8-K and Exhibit 99.1 attached hereto may contain "forward-looking statements" within the meaning of U.S. federal securities laws. The Company has based its forward-looking statements on current expectations and projections about the future, however, these statements are subject to risks, uncertainties and assumptions, any of which could cause the Company's actual results to differ materially from those expressed in its forward-looking statements. More information about these risks, uncertainties and assumptions can be found in the risk factors and forward-looking statements cautionary language contained in the Company's Annual Report on Form 10-K and in other filings made with the Securities and Exchange Commission. The Company does not undertake, and specifically disclaims, any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date such forward-looking statements are made.

Item 9.01.  Financial Statements and Exhibits

     (c)  Exhibits

     The following exhibit is being furnished with this report pursuant to Item 7.01:



Exhibit Number           Description
--------------           -----------


     99.1                Press Release, dated September 14, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              CENTURY ALUMINUM COMPANY



Date:   September 14, 2005             By:   /s/ Peter C. McGuire
        ------------------                   ----------------------------------
                                             Name:  Peter C. McGuire
                                             Title: Vice President, Associate
                                                    General Counsel, and
                                                    Assistant Secretary

                                 Exhibit Index


Exhibit Number           Description
--------------           -----------

     99.1                Press Release, dated September 14, 2005